Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of New Horizon Aircraft Ltd. (the “Company”) on Form 10-K for the period ended May 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Brandon Robinson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2024	By:	/s/ E. Brandon Robinson
E. Brandon Robinson
Chief Executive Officer
(Principal Executive Officer)